In re: Delta Woodside Industries, Inc.	UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE	Jointly Administered Case no: 06-11146 5/6/07 - 6/2/07

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor | Date

Signature of Joint Debtor | Date

Signature of Authorized Individual | June 27, 2007
Date

W. H. Hardman, Jr. | Chief Financial Officer
Printed Name of Authorized Individual | Title of Authorized Individual

Page 1 of 7

In re: Delta Woodside           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11146 Industries, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07  WEEK -» Delta Mills. Inc. Sales Government Sales Twill Sales Total Net Sales Opening Cash Balance Cash Receipts: Accounts Receivable Collections- Collections Basis Accounts Receivable Collections- Maturity Basis Nylon Payments/Other Total Cash Receipts Operatin_o Disbursements : A / P Disbursements Wires Out Net Wages and Salaries Total Operating Disbursements                                                                           Operating Cash Flow
 Other (Sources)/ Uses : (Inc) / Dec in UC's Transfers to Delta Mills Marketing Co. Professional Fees Transfers to Delta Woodside Employee Vacation Accrual and Severance Payouts Vendor Deposits DIP Fee, Factoring Fee, and Bank Interest Proceeds from the Sale of PP&E Proceeds from the Sale of Remaining Inventory Total (Sources) I Uses:                                                                Delta Mills Net Cash Flow
 Accumulated Accumulated Delta Woodside Net Cash Flow. Accumulated Delta Mills Marketing, Inc. Transfers (In)/Out from Delta Mills Bank Fees Payroll Vacation and Severance Payouts Other Total Disbursements - Delta Woodside  Delta Woodside Industries. Inc. Transfers (In)/Out from Delta Mills                                                      6 Bank Fees Other (6) Total Disbursements - Delta Woodside (6)  11                      2]           3           4                       12-May           19-Mav2 Mav02-JunTOTAL- •-917 74105 694425111 44- -442 156 - 14314829511698 1834 447 19152728 2610 48141106 88 96 815610052289  82 6293 154~195 349(41)1 308308 - (45)- 44637 --(6) -- 12(29)t(6) (45) 665 (1)63712(35)614 63j(544)182(8)(305) I1.351807]989983

In re: Delta Woodside           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11146
Industries, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07
Bank Reconciliations
I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

In re: Delta Woodside           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11146 Industries, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07 DELTA WOODSIDE INDUSTRIES, INC.            INCOME STATEMENT Month Ended Net Sales Cost of goods sold                      6/2/2007 Gross profit (loss) Selling, general and administrative expenses Impairment and restructuring expenses Other income (expense)                                 OPERATING LOSS            Interest expense           (363) Gain on extinguishment of debt LOSS BEFORE INCOME TAXES(363) Income tax expense / (benefit) NET LOSS$(363)  Page 4 of 7 mor-2

In re: Delta Woodside           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11146 Industries, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07  BALANCE SHEET As Of 6/2/07 (In Thousands, Except Share Data)                      Delta Woodside Industries, Inc. As Of 6/2107 ASSETS CURRENT ASSETS Cash and cash equivalents                      $           0 Accounts receivable:           0 Factor and other           0 Less allowances for returns           0 Inventories Finished goods0 Work in process0 Raw materials and supplies0 Deferred income taxes(248) Other assets(0) TOTAL CURRENT ASSETS(248) PROPERTY, PLANT AND EQUIPMENT, at cost0 Less accumulated depreciation0 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)0 TOTAL ASSETS$(248) LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition$- Trade accounts payable checks outstanding0 Revolving credit facility0 Accrued income taxes payable(13,427) Payable to Affiliate Delta Mills Marketing, Inc.0 Payable to Affiliate Delta Woodside Industries, Inc.0 Payable to Affiliate Delta Mills, Inc.(3,657) Accrued employee compensation0 Accrued restructuring expenses0 Accrued and sundry liabilities94 TOTAL CURRENT LIABILITIES(16,990) LIABLITIES SUBJECT TO COMPROMISE: Notes Payable0 Trade Accounts Payable - Pre Petition0 Total Liabilities Subject to Compromise0 NONCURRENT DEFERRED INCOME TAXES(248) SHAREHOLDERS' EQUITY Common Stock -- par value $.01 a share - authorized 3,000 shares, issued and outstanding 100 shares59 Additional paid-in capital35,357 Retained earnings(deficit)(18,426) TOTAL SHAREHOLDERS' EQUITY16,990 COMMITMENTS AND CONTINGENCIES0 TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY$(248) Page 5 of 7 mor-3

In re: delta woodside industries, inc. united states bankruptcy court district of Delaware jointly administered case no: 06-11146 5/6/07 – 06/2/07 status of post-petition taxes beginning accrued liability balance liability incurred during period disbursements to taxing authorities net change in accrued balance ending accrued liability balance north Carolina department of revenue total taxes summary of unpaid post-petition debts accounts payable total post-petition debts current 0-30 31-60 61-90 over 90 total number of days past due 280,400.00 – (5,800.00) 274,600.00

In re: Delta Woodside           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11146 Industries, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07 Page 7 of 7           MOR-5 DEBTOR QUESTIONNAIRE Must be completed each month 1.                      Have any assets been sold or transferred outside the normal course of business this reporting period? No. 2.                      Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. 3.                      Have all postpetition tax returns been timely filed? Yes. 4.           Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.